               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Ronald E. Robison, whose signature appears below, does hereby constitute and appoint Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                         /s/Ronald E. Robison
                                                         -----------------------
                                                         Ronald E. Robison


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                          /s/Barton M. Biggs
                                                         -----------------------
                                                          Barton M. Biggs


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                          /s/Gerard E. Jones
                                                         -----------------------
                                                         Gerard E. Jones


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         William G. Morton, Jr., whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     /s/William G. Morton, Jr.
                                                     -------------------------
                                                     William G. Morton, Jr.


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Vincent R. McLean, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                         /s/ Vincent R. McLean
                                                         -----------------------
                                                         Vincent R. McLean


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Fergus Reid, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     /s/Fergus Reid
                                                     -----------------------
                                                     Fergus Reid


Date:  October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
               MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         John D. Barrett, II, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                          /s/John D. Barrett, II
                                                          ----------------------
                                                          John D. Barrett, II


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
               MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         C. Oscar Morong, Jr., whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                       /s/C. Oscar Morong, Jr.
                                                       -----------------------
                                                       C. Oscar Morong, Jr.


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
               MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Thomas P. Gerrity, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                          /s/Thomas P. Gerrity
                                                          ----------------------
                                                          Thomas P. Gerrity


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
               MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Joseph J. Kearns, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                          /s/Joseph J. Kearns
                                                          ----------------------
                                                          Joseph J. Kearns


Date: October 18, 2001

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
               MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Michael Nugent, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                          /s/Michael Nugent
                                                          ----------------------
                                                          Michael Nugent


Date: October 18, 2001